APPLICATION FOR INDIVIDUAL LIFE INSURANCE
                                                        [LOGO] PACIFIC LIFE
                                                               & ANNUITY COMPANY
PACIFIC LIFE & ANNUITY COMPANY
P.O. Box 6520
Newport Beach, CA 92656-6520

                      INSTRUCTIONS TO SOLICITING AGENT(S)

--------------------------------------------------------------------------------
                             GENERAL INSTRUCTIONS

 . Every appropriate section of the application must be fully completed prior to signing the application. A blank application must never be signed.

 . The following indicates who must complete the various sections:
  Page(s) 1 and 4-7     Applicant
  Page 2                Applicant or Agent must complete
  Page 3                Applicant or Agent completes for an additional or
                        alternate policy
  Page(s) 11 and 12     Agent

 . Changes noted on this application must be lined out and the new information must be indicated and initialed by the Applicant in Sections A - D, Proposed Insured(s) in Section E and Agent in Sections F - I. Changes made any other way will be amended.

 . The Disclosure Notice To Applicants must be detached and given to the Applicant. If the Disclosure Notice To Applicants is not detached when the application is received at Pacific Life & Annuity Company, written verification that the Notice was given to the Applicant will be required before the underwriting process can begin.

 . For "Survivor Life" type policies, the Second Insured is considered the
  Additional Insured. All Additional Insured sections must be completed
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        IMPORTANT SIGNATURE REQUIREMENTS

 . The party initiating the application for life insurance is considered the Applicant. Depending on the situation, the Applicant may also be the Insured or Owner.

 . The following parties must sign page 6 of the application:
  Applicant
  Proposed Insured (if other than Applicant)
  Other Adult Proposed Insured (if applicable)
  Owner (if other than Proposed Insured or Applicant)
  Soliciting Agent

 . The Authorization on page 7 must be signed and dated by the Proposed Insured and Other Adult Proposed Insured (if applicable). Underwriting cannot begin without a signed Authorization.

 . Where the Applicant, Owner or Proposed Insured is above the age of fourteen years and six months, he or she must sign the application on his or her own behalf. Where the Applicant, Owner or Proposed Insured is aged fourteen years and six months or less, he or she may not sign the application or enter into a life insurance contract.

 . The Soliciting Agent(s) must sign on pages 6 and 12.

 . If multiple Owners, then all Owners must sign on page 6 of the application.

 . For corporate signatures, the signature and title of any authorized officer other than the Proposed Insured is required and the full name of the corporation must be shown on page 6.

 . If policy is trust owned, trustee(s) must sign on page 6 of the application on the Signature of Applicant line indicating the title "Trustee" after the signature. Owner designation, on page 1, must include name of trust, date of trust, trustee(s) name, with the wording "successor or successors in trust."
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           UNDERWRITING REQUIREMENTS

 . Underwriting requirements are based on the age of the Proposed Insured(s) and amount applied for. Refer to the Life Underwriting Requirements Chart (not attached) to determine the appropriate requirements.

 . The Non-Medical is NOT part of this application. APPLICATION, PART II, Non-
  Medical (AP9500-P2-NY) must be obtained separately.
--------------------------------------------------------------------------------

AP9500X-NY                                                    85-22140-00 5/2000

                      INSTRUCTIONS TO SOLICITING AGENT(S)
--------------------------------------------------------------------------------

SECTION A - CLIENT INFORMATION             SECTION D - ADDITIONAL INSURED

 . Complete all questions, unless a         . Complete if requesting an optional
  question does not apply.                   benefit such as Annual Renewable
                                             Term on an Additional Insured. This
 . If submitting money with the               section is also completed for
  application, complete question 31A,        "Survivor Life" type policies.
  B and C on page 1. Also submit a
  Temporary Insurance Agreement            SECTION E - GENERAL INFORMATION
  (AP8112-NY) with the application.
  The date on the application, check       . Complete every question of this
  and Temporary Insurance Agreement          section for the Proposed Insured
  (TIA) must all be the same date.           and Additional Insured (if
                                             applicable).
 . Money and the TIA must not be taken if:
                                           . If Proposed Insured or Additional
  a) any health question on the TIA          Insured (if applicable)
     is answered "yes. "                     participates in a hazardous
  b) the proposed insured is under 15        occupation/sport, complete a
     days of age or is over 70 years         General Questionnaire form (not
     old (nearest birthday) on the           attached) for each insured that
     date of the application.                participates.

 . If the face amount applied for is        SECTION F - UNI-CHECK (AUTOMATIC BANK
  greater than the TIA maximum             WITHDRAWAL)
  binding limit, complete the
  application in the following             . The Uni-Check billing method is
  manner:                                    available on a monthly payment
                                             frequency for automatic checking
  1) Indicate the total face amount          account deductions. Complete this
     as applied for in question 31C.         section if electing Uni-Check. Also
     Also indicate all applied for           complete Uni-Check method and
     Optional Benefits here. If              monthly mode on page 1, questions
     additional space is needed, use         30A and 30B. A voided check must be
     Remarks section on page 2 or 3.         submitted with the application.

  2) On page 2, question 3, complete       SECTION G - BUSINESS INSURANCE
     with the maximum binding limit
     as noted on the TIA. Leave            . Complete only if applying for
     question 5 "Optional Benefits"          Business Insurance.
     blank.
                                           SECTION H - FOR PROPOSED INSURED 14
SECTION B - POLICY INFORMATION FOR         YEARS AND 6 MONTHS OR YOUNGER
VARIABLE LIFE PRODUCTS
                                           . Complete this section if the
 . Indicate product desired, base face        application is submitted on a non-
  amount, initial Annual Renewable           medical basis and the Proposed
  Term amount (if applied for) and           Insured is 14 years and 6 months or
  Total Initial Coverage in question         younger. If the application is
  3. Whether Annual Renewable Term is        submitted on a medical basis, a
  level or varying, always indicate          medical exam is necessary. Refer to
  initial Annual Renewable Term              the Life Underwriting Requirements
  amount. This information can be            Chart to determine the appropriate
  found on the Producer/Home Office          requirements.
  Administration Worksheet page of
  the illustration.                        SECTION I - AGENT INFORMATION

 . Indicate all other optional              . Complete every question of this
  benefits in question 5.                    section.

 . Answer all Suitability questions         . The signature of the Soliciting
  and include the date of the current        Agent(s) is required at the bottom
  Separate Account prospectus and            of page 12.
  Fund prospectus.
                                           . Commissions are paid in accordance
 . If requesting an alternate or              with the information presented at
  additional policy, complete the            the bottom of page 12. The Agent
  Alternate/Additional Policy section        listed first is the Servicing
  on page 3. All suitability                 Agent, unless indicated otherwise
  questions on page 2 must also be           in the remarks section. Always
  completed.                                 include Agent Code for prompt
                                             payment of commissions.

SECTION C - MEDICAL CERTIFICATION

 . Complete only when submitting a
  medical examination from another
  insurance company.

AP9500X-NY                                                     85-22140-005/2000

                                                                    NEWBS APPLC

APPLICATION FOR INDIVIDUAL LIFE INSURANCE, PART I
                                                        [LOGO] PACIFIC LIFE
                                                               & ANNUITY COMPANY
PACIFIC LIFE & ANNUITY COMPANY
P.O. Box 6520
Newport Beach, CA 92658-6520

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SECTION A     CLIENT INFORMATION
------------------------------------------------------------------------------------------------------------------------------------

                                                         PROPOSED INSURED
------------------------------------------------------------------------------------------------------------------------------------

1. Full Name (PRINT AS TO APPEAR IN POLICY / FIRST, MIDDLE, LAST)   2. Sex:       3. State of Birth   4. Date of Birth (MO. DAY YR.)

                                                                       [_] Male
                                                                       [_] Female
------------------------------------------------------------------------------------------------------------------------------------

5. Insurance Age       6. Drivers License No. & State      7. Social Security No. or Taxpayer I.D. No.       8. Telephone No.
                                                                                                                (   )
------------------------------------------------------------------------------------------------------------------------------------

9. Address (STREET, CITY, COUNTY, STATE, ZIP CODE)                                                                10. How Long
------------------------------------------------------------------------------------------------------------------------------------

11. Employer Name and Address (STREET, CITY, COUNTY, STATE, ZIP CODE)                                             12. How Long
------------------------------------------------------------------------------------------------------------------------------------

13. Occupation                                                 14. Type of Business
------------------------------------------------------------------------------------------------------------------------------------

                                               OWNER IF OTHER THAN PROPOSED INSURED
------------------------------------------------------------------------------------------------------------------------------------

15. Full Name (PRINT AS TO APPEAR IN POLICY / FIRST, MIDDLE, LAST)     16. Date of Birth     17. Relationship    18. Telephone No.
                                                                                                                      (   )
------------------------------------------------------------------------------------------------------------------------------------

19. Address (STREET, CITY, COUNTY, STATE, ZIP CODE)                                   20. Social Security No. or Taxpayer I.D. No.

------------------------------------------------------------------------------------------------------------------------------------

                                                            BENEFICIARY
------------------------------------------------------------------------------------------------------------------------------------

21. Primary Beneficiary (PRINT FULL NAME / FIRST, MIDDLE, LAST)                                                   22. Relationship


------------------------------------------------------------------------------------------------------------------------------------

23. Address (STREET, CITY, COUNTY, STATE, ZIP CODE)
------------------------------------------------------------------------------------------------------------------------------------

24. Contingent Beneficiary (PRINT FULL NAME / FIRST, MIDDLE, LAST)                            25. Relationship
------------------------------------------------------------------------------------------------------------------------------------

26. Address (STREET, CITY, COUNTY, STATE, ZIP CODE)
------------------------------------------------------------------------------------------------------------------------------------

                                                          PREMIUM NOTICES
------------------------------------------------------------------------------------------------------------------------------------

27. Send to:       [_] Insured       [_] Owner       at       [_] Residence       [_] Business       or [_] Other (INDICATE BELOW)
------------------------------------------------------------------------------------------------------------------------------------

28. Name                                              29. Address (STREET, CITY, COUNTY, STATE, ZIP CODE)

------------------------------------------------------------------------------------------------------------------------------------

                                                        BILLING INFORMATION
------------------------------------------------------------------------------------------------------------------------------------

30A. Method:                                                                           30B. Frequency of Premium Reminder Notice
[_]  Single Premium                                                                         or Premium Payment:
[_]  Direct (annual, semi-annual or quarterly only)                                    [_]  Annual
[_]  List Bill (3 or more lives)                                                       [_]  Semi-Annual
[_]  Uni-Check - Attach a Voided Check and Complete Uni-check Section on Page 6.       [_]  Quarterly
     (monthly only)                                                                    [_]  Monthly
------------------------------------------------------------------------------------------------------------------------------------

                                                 AMOUNT PAID WITH THIS APPLICATION
------------------------------------------------------------------------------------------------------------------------------------

31A. Is cash or check tendered with this application? [_] Yes [_] No           If Yes, show amount $ _________________________
                                                                               If No, do not complete question below
  B. Do you understand, accept and agree to the terms of the Temporary Insurance Agreement (TIA)? [_] Yes [_] No
  C. If Yes, and a policy face amount is applied for which is larger than that which Pacific Life & Annuity Company will insure under the TIA, complete the following statement:
     If approved, please issue a policy for a face amount of $ _____________________________
------------------------------------------------------------------------------------------------------------------------------------

                                                     SPECIAL DATING REQUESTED
------------------------------------------------------------------------------------------------------------------------------------

32. [_] Date to Save Age     [_] Specific Date          Month ______________________   Day __________   Year __________
------------------------------------------------------------------------------------------------------------------------------------


AP9500X-NY                                                    Page 1                                              85-22140-00 5/2000


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
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SECTION B     POLICY INFORMATION
------------------------------------------------------------------------------------------------------------------------------------

1. Policy Name                                                          2a. Initial Premium             2b. Planned Annual Premium
                                                                            $                               $
------------------------------------------------------------------------------------------------------------------------------------

3. Face Amount (Base only) $
   Plus Initial Annual Renewable Term Amount $_______________ = Total Initial Coverage $_______________

4. Check one:  [_] Option A (Level)  [_] Option B (Includes Accumulated Value)   [_] Option C (Includes Premiums Less Distributions)

------------------------------------------------------------------------------------------------------------------------------------

                                                         OPTIONAL BENEFITS
------------------------------------------------------------------------------------------------------------------------------------

5.  [_] First Year Transfer Program*
    [_] Dollar Cost Averaging*
    [_] Automatic Portfolio Rebalancing*
        * if elected, submit the proper authorization form.
------------------------------------------------------------------------------------------------------------------------------------

6. If any optional benefit applied for cannot be approved, should the policy be issued without it?   [_] Yes   [_] No
------------------------------------------------------------------------------------------------------------------------------------

                                                        PREMIUM ALLOCATIONS
------------------------------------------------------------------------------------------------------------------------------------

7. INDICATE ALLOCATIONS: THE TOTAL OF THE PERCENTAGES MUST BE 100%. (USE WHOLE NUMBERS)

Investment Options              Manager                                   Investment Options            Manager
-------------------------       -------------------------                 ----------------------        -------------------
Aggressive Equity               Alliance Capital          _____%          REIT                          Morgan Stanley       _____%
Emerging Markets                Alliance Capital          _____%          International Value           Morgan Stanley       _____%
Diversified Research            Capital Guardian          _____%          Government Securities         PIMCO                _____%
Small-Cap Equity                Capital Guardian          _____%          Managed Bond                  PIMCO                _____%
International Large-Cap         Capital Guardian          _____%          Money Market                  Pacific Life         _____%
Equity                          Goldman Sachs             _____%          High Yield Bond               Pacific Life         _____%
I-Net Tollkeeper(SM)            Goldman Sachs             _____%          Large-Cap Value               Salomon              _____%
Multi-Strategy                  J.P. Morgan               _____%          Fixed Account                 Pacific Life         _____%
Equity Income                   J.P. Morgan               _____%          Fixed LT Account*             Pacific Life         _____%
Growth LT                       Janus                     _____%
Mid-Cap Value                   Lazard                    _____%          * The Fixed LT Account has less transfer liquidity and
Equity Index                    Mercury Asset Management  _____%            may credit a higher current rate of interest than the
Small-Cap Index                 Mercury Asset Management  _____%            Fixed Account. Both fixed accounts credit a fixed rate,
                                                                            interest guaranteeing a minimum interest rate of 3%
                                                                            annually.
------------------------------------------------------------------------------------------------------------------------------------

                                                            SUITABILITY
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                         Yes   No
8.  Do you believe that this policy will meet your insurance needs and financial objectives? .........................   [_]   [_]
9.  Do you understand that the amount and duration of the death benefit may vary, depending on the
    investment performance of the variable accounts in the separate account? .........................................   [_]   [_]
10. Do you understand that the policy values may increase or decrease, depending on the investment
    experience of the variable accounts in the separate account? ....................................................    [_]   [_]
11. Did you receive the separate account prospectus and the fund prospectus for the policy applied for? .............    [_]   [_]
                    If "Yes", give dates of prospectuses: S.A. ____________________ Fund ____________________
------------------------------------------------------------------------------------------------------------------------------------

Policy values may increase or decrease, and may even be reduced to zero, in accordance with the experience of the variable accounts in the separate account (subject to any specified minimum guarantees). The death benefit maybe variable or fixed under specified conditions. Current illustrations of benefits, including death benefits and cash surrender values, are available upon request.
------------------------------------------------------------------------------------------------------------------------------------

                                                              REMARKS




------------------------------------------------------------------------------------------------------------------------------------


AP9500X-NY                                                    Page 2                                              85-22140-00 5/2000


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SECTION B     POLICY INFORMATION (Continued)
------------------------------------------------------------------------------------------------------------------------------------

COMPLETE THIS PAGE IF APPLYING FOR (Check one):  [_] ADDITIONAL POLICY           or         [_] ALTERNATE POLICY
                                                 (COMPLETE SUITABILITY QUESTIONS ON PAGE 2)
------------------------------------------------------------------------------------------------------------------------------------

12. Policy Name                                            13a. Total Modal Premium                13b. Planned Annual Premium
                                                                $                                       $
------------------------------------------------------------------------------------------------------------------------------------

14. Face Amount (Base only) $_______________
    Plus Initial Annual Renewable Term Amount $_______________________ = Total Initial Coverage $_______________________
------------------------------------------------------------------------------------------------------------------------------------

15. Check one:  [_] Option A (Level)  [_] Option B (Includes Accumulated Value)  [_] Option C (Includes Premiums Less Distributions)

------------------------------------------------------------------------------------------------------------------------------------

                                                         OPTIONAL BENEFITS
------------------------------------------------------------------------------------------------------------------------------------

16. [_] First Year Transfer Program*
    [_] Dollar Cost Averaging*
    [_] Automatic Portfolio Rebalancing*
        * if elected, submit the proper authorization form.
------------------------------------------------------------------------------------------------------------------------------------

17. If any optional benefit applied for cannot be approved, should the policy be issued without it?    [_] Yes  [_] No
------------------------------------------------------------------------------------------------------------------------------------

                                                        PREMIUM ALLOCATIONS
------------------------------------------------------------------------------------------------------------------------------------

18. INDICATE ALLOCATIONS: THE TOTAL OF THE PERCENTAGES MUST BE 100%. (USE WHOLE NUMBERS)

Investment Options              Manager                                 Investment Options          Manager
-----------------------------   ------------------------                -------------------------   ------------------
Aggressive Equity               Alliance Capital          _____%        REIT                        Morgan Stanley       _____%
Emerging Markets                Alliance Capital          _____%        International Value         Morgan Stanley       _____%
Diversified Research            Capital Guardian          _____%        Government Securities       PIMCO                _____%
Small-Cap Equity                Capital Guardian          _____%        Managed Bond                PIMCO                _____%
International Large-Cap         Capital Guardian          _____%        Money Market                Pacific Life         _____%
Equity                          Goldman Sachs             _____%        High Yield Bond             Pacific Life         _____%
I-Net Tollkeeper(SM)            Goldman Sachs             _____%        Large-Cap Value             Salomon              _____%
Multi-Strategy                  J.P. Morgan               _____%        Fixed Account               Pacific Life         _____%
Equity Income                   J.P. Morgan               _____%        Fixed LT Account*           Pacific Life         _____%
Growth LT                       Janus                     _____%
Mid-Cap Value                   Lazard                    _____%        * The Fixed LT Account has less transfer liquidity and may
Equity Index                    Mercury Asset Management  _____%          credit a higher current rate of interest than the Fixed
Small-Cap Index                 Mercury Asset Management  _____%          Account. Both fixed accounts credit a fixed interest rate,

                                                                          guaranteeing a minimum interest rate of 3% annually.
------------------------------------------------------------------------------------------------------------------------------------

                                                              REMARKS







------------------------------------------------------------------------------------------------------------------------------------


AP9500X-NY                                                    Page 3                                              85-22140-00 5/2000


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SECTION C                                                MEDICAL CERTIFICATION
------------------------------------------------------------------------------------------------------------------------------------

COMPLETE WHEN SUBMITTING MEDICAL EXAMINATION OF ANOTHER INSURANCE COMPANY
1. The attached examination, which is to be attached to and made part of the policy, is on the life of:
------------------------------------------------------------------------------------------------------------------------------------

Proposed Insured Name                            Name of the other Insurance Company               Date of Examination
------------------------------------------------------------------------------------------------------------------------------------

Additional Insured Name                          Name of the other Insurance Company               Date of Examination
------------------------------------------------------------------------------------------------------------------------------------

Additional Insured Name                          Name of the other Insurance Company               Date of Examination
------------------------------------------------------------------------------------------------------------------------------------

Additional Insured Name                          Name of the other Insurance Company               Date of Examination
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                         Proposed       Additional
                                                                                                         Insured         Insured
2. To the best of your knowledge and belief, are the statements in the examination true as of today?  [_] Yes [_] No  [_] Yes [_] No

3. Has the person who was examined consulted a doctor or their practitioner or received medical or
   surgical advice since the date of the examination?                                                 [_] Yes [_] No  [_] Yes [_] No

   (If yes, explain in remarks. Use an additional sheet if necessary)
------------------------------------------------------------------------------------------------------------------------------------

SECTION D                                                 ADDITIONAL INSURED
------------------------------------------------------------------------------------------------------------------------------------

1. Full Name (PRINT AS TO APPEAR IN POLICY / FIRST, MIDDLE, LAST)   2. Sex:       3. State of Birth   4. Date of Birth (MO. DAY YR.)

                                                                       [_] Male
                                                                       [_] Female
------------------------------------------------------------------------------------------------------------------------------------
5. Insurance Age        6. Drivers License No. & State        7.Social Security No. or Taxpayer I.D. No.          8. Telephone No.
                                                                                                                     (   )
------------------------------------------------------------------------------------------------------------------------------------
9. Address (STREET, CITY, COUNTY, STATE, ZIP CODE)                                                                10. How Long

------------------------------------------------------------------------------------------------------------------------------------
11. Employer Name and Address (STREET, CITY, COUNTY, STATE, ZIP CODE)                                             12. How Long

------------------------------------------------------------------------------------------------------------------------------------
13. Occupation                                                  14. Type of Business

------------------------------------------------------------------------------------------------------------------------------------
15. Relationship to Primary Insured

------------------------------------------------------------------------------------------------------------------------------------

                                                  BENEFICIARY TO ADDITIONAL INSURED
------------------------------------------------------------------------------------------------------------------------------------
16. Primary Beneficiary (PRINT FULL NAME / FIRST, MIDDLE, LAST)                                                   17. Relationship

------------------------------------------------------------------------------------------------------------------------------------
18. Contingent Beneficiary (PRINT FULL NAME / FIRST, MIDDLE, LAST)                                                19. Relationship

------------------------------------------------------------------------------------------------------------------------------------

SECTION E                                               GENERAL INFORMATION
------------------------------------------------------------------------------------------------------------------------------------

1. Give details of life insurance in force in other companies on PROPOSED INSURED. If none (or if conversion application)
   check this box [_]

                    Company                        Year Taken                 Plan       Life Amount             Acc. Death Amount
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

2. Give details of life insurance in force in other companies on ADDITIONAL INSURED. If none (or if conversion application)
   check this box [_]

                    Company                        Year Taken                 Plan       Life Amount             Acc. Death Amount
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

                                                              REMARKS




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AP9500X-NY                                                    Page 4                                              85-22140-00 5/2000

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

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SECTION E     GENERAL INFORMATION CONTINUED
------------------------------------------------------------------------------------------------------------------------------------

  PROPOSED INSURED           3.  COMPLETE EACH QUESTION BELOW FOR THE PROPOSED INSURED AND ANY                    ADDITIONAL INSURED

    YES       NO                 ADDITIONAL INSURED.                                                                 YES       NO
------------------------------------------------------------------------------------------------------------------------------------

                             A.  Is the Proposed/Additional Insured married?
------------------------------------------------------------------------------------------------------------------------------------

$                            B.  Income of spouse, if any.                                                        $
------------------------------------------------------------------------------------------------------------------------------------

$                            C.  Amount of insurance in force on spouse.                                          $
------------------------------------------------------------------------------------------------------------------------------------

$                            D.  Annual earned income from occupation (after deduction of business expenses).     $
------------------------------------------------------------------------------------------------------------------------------------

$                            E.  Other Income (state source in remarks).                                          $
------------------------------------------------------------------------------------------------------------------------------------

$                            F.  Net Worth.                                                                       $
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------

  PROPOSED INSURED                                                                                                ADDITIONAL INSURED

    YES       NO             4.  Does any Proposed Insured/Additional Insured contemplate leaving the              YES       NO
    [_]       [_]                U.S.A. for travel or residence? (If yes, explain in remarks)                      [_]       [_]

------------------------------------------------------------------------------------------------------------------------------------

                             5.  Within the last 2 years has any Proposed/Additional Insured:
    [_]       [_]            A.  Flown or plan to fly as a pilot, student pilot or crew member?                    [_]       [_]
    [_]       [_]            B.  Engaged in parachute jumping, scuba diving, auto, motor boat or motorcycle        [_]       [_]
                                 racing, hang gliding, mountain climbing or other hazardous sport?
                                 (If yes to A. or B., complete a separate General Questionnaire for each
                                 Proposed/ Additional Insured)
------------------------------------------------------------------------------------------------------------------------------------

    [_]       [_]            6.  Has any Proposed/Additional Insured ever had insurance declined, rated,           [_]       [_]
                                 modified cancelled or not renewed?
                                 (If yes, explain in remarks)
------------------------------------------------------------------------------------------------------------------------------------

    [_]       [_]            7.  Has any Proposed/Additional Insured been convicted of a felony within the         [_]       [_]
                                 past 5 years? (If yes, explain in remarks)
------------------------------------------------------------------------------------------------------------------------------------

    [_]       [_]            8.  Has any Proposed/Additional Insured had a drivers license restricted or           [_]       [_]
                                 revoked or been convicted of 3 or more moving violations within the past
                                 5 years?
                                 (If yes, explain in remarks)
------------------------------------------------------------------------------------------------------------------------------------

    [_]       [_]            9.  Has any other insurance been applied for within the last 3 months on any          [_]       [_]
                                 Proposed/Additional Insured? (If yes, explain in remarks)
------------------------------------------------------------------------------------------------------------------------------------

    [_]       [_]            10. Will the policy applied for replace or change any existing insurance or           [_]       [_]
                                 annuity on any Proposed/Additional Insured? (If yes, agent must complete state replacement notice, if applicable)
    [_]       [_]            A.  Is this a 1035 Exchange?                                                          [_]       [_]
    [_]       [_]            B.  Will a loan be carried over?                                                      [_]       [_]
------------------------------------------------------------------------------------------------------------------------------------

    [_]       [_]            11. Have you smoked a cigarette(s) in the last 12 months?                             [_]       [_]

Date: _______________            If yes, give date last smoked.                                                Date: _______________
------------------------------------------------------------------------------------------------------------------------------------

    [_]       [_]            12. Have you used tobacco in any other form within the last 24 months?                [_]       [_]
Type: _______________            If yes, specify type and date last used.                                      Type: _______________

Date: _______________                                                                                          Date: _______________

------------------------------------------------------------------------------------------------------------------------------------

13. If a child 14 years and 6 months of age or younger is to be insured under this policy:
A.  What is the relationship of the owner to the child? ________________________
B.  What is the total amount of insurance on the owner, which is in force and applied for in this and all other companies? ___________________________
------------------------------------------------------------------------------------------------------------------------------------

                                                              REMARKS





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AP9500X-NY                                                    Page 5                                              85-22140-00 5/2000

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

--------------------------------------------------------------------------------
SECTION F                          UNI-CHECK
--------------------------------------------------------------------------------
COMPLETE THIS SECTION ONLY IF UNI-CHECK BILLING METHOD (AUTOMATIC MONTHLY CHECKING ACCOUNT DEDUCTION) IS DESIRED

1. [_] Bank Account No. [__________] 2. Bank Account in Name of [__________]

3. If other than policy date, complete day of the month you want draft to draw from bank account.
   (Must be between the 4th and 28th) [__________]

As a convenience to me, I request and authorize you to pay and charge to the above account any debit entries on that account by and payable to the order of Pacific Life & Annuity Company, provided there are sufficient collected funds in said account to pay the same upon presentation. I agree that your rights in respect to each such debit shall be the same as if it were a debit drawn on you and signed personally by me. This authority is to remain in effect until revoked by me in writing, and until you actually receive such notice I agree that you shall be fully protected in honoring any such debit.
--------------------------------------------------------------------------------
                                    REMARKS
--------------------------------------------------------------------------------





--------------------------------------------------------------------------------
                             GPT/CVAT DISCLOSURE:
--------------------------------------------------------------------------------
The Internal Revenue Code has two separate tests, at least one of which must be satisfied by a policy for it to qualify as life insurance for federal tax purposes. As applicant, you choose which of the two tests you want to use. You may not change the test after the policy has been issued.

The two tests are the Guideline Premium Test (GPT) and the Cash Value Accumulation Test (CVAT). GPT limits the amount of premiums that can be paid for a policy, and may require the death benefit to increase above the specified amount if the cash value is large. CVAT does not limit premiums, but it also requires the death benefit to increase above the specific amount if the cash value is large. With CVAT the death benefit may need to be increased earlier than with GPT and by a larger amount, assuming the same cash values under both tests. Under either test, the cost of insurance charge is based on the total death benefit in force, including any increases resulting from your choice of GPT or CVAT. You should consider the CVAT test if you wish to maximize premium payments over a short period. You should consider the GPT test if you wish to maintain a higher level of cash value in relation to death benefit protection.

Your agent can supply you with illustrations showing the effects of each test and explain how each affects the policy. You should consult your tax advisor for any tax questions.
--------------------------------------------------------------------------------
                                 DECLARATIONS
--------------------------------------------------------------------------------
I represent that the foregoing answers and statements contained in Parts I and II are correctly recorded, complete, and true to the best of my knowledge and belief. I agree that such answers and statements shall be attached to and made part of the policy. I understand that:

1. Except as otherwise provided in any Temporary Insurance Agreement, no insurance will take effect before the policy for such insurance is delivered and the first premium paid during the lifetime(s) and before any change in the health of the Proposed Insured(s). Upon such delivery and payment, insurance will take effect if the answers and statements in this application are then true to the best of my knowledge and belief.

2. No agent or medical examiner is authorized to make or modify contracts or to waive any of the Company's rights or requirements.

3. Signed and Dated by Applicant in:


____________________ ON ____________    ________________________________________
CITY           STATE    MO. DAY  YR.    Signature of Applicant

                                        ________________________________________
                                        Signature of Proposed Insured (IF OTHER
                                        THAN APPLICANT, OR SIGNATURE OF PARENT
                                        IF PROPOSED INSURED IS 14 YEARS AND 6
                                        MONTHS OR YOUNGER)


                                        ________________________________________
                                        Signature of Other Adult Proposed
                                        Insured


                                        ________________________________________
                                        Signature of Owner (IF OTHER THAN
                                        PROPOSED INSURED OR APPLICANT)


If owner is a corporation, the signature and title of any authorized officer other than the proposed insured is required and the full name of the corporation must be shown.

I certify that I have truly and accurately recorded hereon the information supplied.

______________________________    _______________________________________
Signature of Soliciting Agent        Please Print Soliciting Agent Name

AP9500X-NY                          Page 6                    85-22140-00 5/2000

                                                                       RISK AUTH
                THIS AUTHORIZATION MUST BE SIGNED IN EVERY CASE

--------------------------------------------------------------------------------
                      AUTHORIZATION TO OBTAIN INFORMATION
--------------------------------------------------------------------------------

I authorize any physician, medical practitioner, hospital, clinic, other medical or medically related facility, insurance company, the Medical Information Bureau, consumer reporting agency or employer to release to Pacific Life & Annuity Company, its subsidiaries, its reinsurer(s) or its legal representative any information they may have as to diagnosis, treatment and prognosis of any physical or mental condition (to include an investigative consumer report) and/or any other information on me and my minor children.

I understand that any information obtained will be used to determine eligibility for insurance and will not be released to any person or organization except reinsurer(s), the Medical Information Bureau, and other persons or organizations performing business or legal services in connection with my application, or as may be otherwise lawfully required, or as I may further authorize. I also understand that the information authorized for release may include medical information about a communicable or venereal disease, including but not limited to diseases such as hepatitis, syphilis, gonorrhea and the human immunodeficiency virus, also known as Acquired Immune Deficiency Syndrome
(AIDS). I know that I may request a copy of this authorization. I also acknowledge receipt of the Disclosure Notice to Applicants for Insurance.

A photographic copy of this Authorization shall be as valid as the original and shall be valid for two years from the date shown below.

Signed and Dated by Proposed Insured in:

__________________ On ___________      _________________________________________
CITY         STATE    MO. DAY YR.      Signature of Proposed Insured
                                       (OR SIGNATURE OF PARENT IF PROPOSED
                                       INSURED IS 14 YEARS AND 6 MONTHS OR
                                       YOUNGER)


                                       _________________________________________
                                       Signature of Other Adult Proposed Insured

AP9500X-NY                          Page 7                    85-22140-00 5/2000
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AP9500X-NY                           Page 8                   85-22140-00 5/2000

DETACH-LEAVE WITH CLIENT

                 DISCLOSURE NOTICE TO APPLICANTS FOR INSURANCE

This brief description of our underwriting process is designed to help you to understand how an application for insurance is handled, the types and sources of information we may collect about you, the circumstances under which we may disclose that information to others and your right to learn the nature and substance of that information upon written request. The purpose of the underwriting process is to make sure you qualify for insurance under our rules, and assuming you do, establish the proper premium charge for that insurance. This process - the evaluation of risks - assures that the cost of insurance is distributed equitably among all policyowners, and that each individual pays his or her fair share. To determine your insurability, we must consider such factors as your medical history, physical condition, occupation and hazardous avocations. We get this information from various sources.

                            SOURCES OF INFORMATION

Application and Medical Records - Your application, including the medical history, is the primary source of information in the evaluation process. In addition, we may ask you to take a physical examination or other special test such as an electrocardiogram. We may also ask for a report from your doctor or hospital, another insurance company, or the Medical Information Bureau. When we do so, we will use the authorization form you signed with your application.

MIB, Inc., (Medical Information Bureau) - MIB, Inc., is a non-profit corporation which operates an information exchange on behalf of member life insurance companies. As a member company, we will ask the MIB if it has a record concerning you. If you previously applied to a member company for insurance, MIB may have information about you in its file. The purpose of the MIB is to protect member companies and their policyowners from those who would conceal significant facts relevant to their insurability. The information, which is obtained from MIB, may be used only as an alert to the possible need for further independent investigation. It cannot be used as a basis in making a final underwriting decision.

Information regarding your insurability will be treated as confidential. Pacific Life & Annuity Company, its subsidiaries or its reinsurer(s) may, however, make a brief report to the MIB. If you later apply to another MIB member company for life or health insurance coverage, or a claim for benefits is submitted to such a company, the MIB, upon request, will supply the company with the information it may have about you in its file. Pacific Life & Annuity Company, its subsidiaries or its reinsurer(s) may also release information in its file to other life insurance companies to whom you may apply for life or health insurance, or to whom a claim for benefits may be submitted.

At your request, the MIB will arrange disclosure of any information it may have about you in its file. If you question the accuracy of information on file, you may contact the MIB and seek a correction in accordance with the procedures set forth in the federal Fair Credit Reporting Act. The address of the information office of MIB, Inc. is Post Office Box 105, Essex Station, Boston, Massachusetts 02112, telephone number (617) 426-3660.

Investigative Consumer Report - As part of our underwriting procedure, we may request an investigative consumer report from a consumer reporting agency. Because you may want to know more about the nature and scope of such a report, we are providing this information below as part of this Notice.

A consumer report confirms and supplements the information on your application pertaining to employment and residence verification, smoking habits, marital status, occupation, hazardous avocations and general health. This report may also cover information concerning your general reputation, motor vehicle driving record, criminal activity, personal characteristics and mode of living, except as may be related directly or indirectly to your sexual orientation. This information may be obtained through personal interviews with you, your family, friends, neighbors and business associates. If a report is required and you wish to be personally interviewed, please let us know and we will notify the consumer reporting agency.

The information contained in the report may be retained by the consumer reporting agency and subsequently disclosed to other companies to the extent permitted by the Fair Credit Reporting Act.

Investigative consumer reports are held in strict confidence and used only to evaluate your application on a fair and equitable basis. You have a right to make a written request within a reasonable time to receive additional detailed information about the nature and scope of this investigation. These reports may have an adverse effect on an individual's eligibility for insurance. If it should, however, we will notify you in writing and identify the reporting agency.

                             DISCLOSURE TO OTHERS

Personal information obtained about you during the underwriting process is confidential and will not be disclosed to other persons or organizations without your written authorization except to the extent necessary for the conduct of our business. Examples of situations where we may share information about you are as follows.

1. The agent may retain a copy of your application. If reinsurance were required, the reinsurance company would have access to our application file.

2. We may release information to another life insurance company to whom you have applied for life or health insurance or to whom you have submitted a claim for benefits, if you have authorized it to obtain such information.

3. As stated earlier, we may report information to the Medical Information
Bureau.

4. We will disclose information to government regulatory officials, law enforcement authorities and others where required by law.

                               DISCLOSURE TO YOU

In general, you have a right to learn the nature and substance of any personal information about you in our file upon written request. Whenever an adverse underwriting decision is made, we will notify you of the reason(s) for the decision and the source of the information upon which our action is based. Medical record information, however, will normally be given only to a licensed physician of your choice. Please refer to the section on MIB, Inc., for that organization's disclosure procedure.

Should you feel that any information we have is inaccurate or incomplete, please write to the Manager, Risk Selection Department, Pacific Life & Annuity Company, 700 Newport Center Drive, Newport Beach, California 92660. Your comments will be carefully considered and corrections made where justified.

We hope this Notice will help you to understand how we obtain and use personal information in the underwriting process, and the ways you can learn about this information. We are concerned with insuring privacy as well as lives, and the collection, use and disclosure of personal information is limited to those specified in this Notice.

NMIB-NY                            Page 9                     85-22140-00 5/2000
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AP9500X-NY                          Page 10                   85-22140-00 5/2000
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
------------------------------------------------------------------------------------------------------------------------------------

SECTION G                     BUSINESS INSURANCE (COMPLETE THIS SECTION IF APPLYING FOR BUSINESS INSURANCE)
------------------------------------------------------------------------------------------------------------------------------------

1. Purpose of this Insurance:
                A. [_] Buy-Sell                                                  D. [_] Split Dollar
                B. [_] Employee Fringe Benefit                                   E. [_] Key Employee
                C. [_] Deferred Compensation                                     F. [_] Other            (Explain in remarks)
------------------------------------------------------------------------------------------------------------------------------------

2.     Name of Principal Officers,                                                                             Amount of Insurance
       Partners or Key Employees                     Position                 % of Business Owned               Owned By Business

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

3. What is the current fair market value of the business? [$__________]
4. What was the annual net profit (before taxes) of business? [Last Year $__________]  [2 Years Ago $__________]
5. Are other officers, partners or key employees proportionately insured? [_] Yes [_] No  (If no, explain in remarks)
------------------------------------------------------------------------------------------------------------------------------------

SECTION H                       COMPLETE THIS SECTION IF PROPOSED INSURED IS 14 YEARS AND 6 MONTHS OR YOUNGER
------------------------------------------------------------------------------------------------------------------------------------

1. Did you personally observe the Proposed Insured?  [_] Yes   [_] No     (If no, explain in remarks)
------------------------------------------------------------------------------------------------------------------------------------

2. Are Proposed Insured's brothers and sisters insured for equal amounts?  [_] Yes  [_] No     (If no, explain in remarks)
------------------------------------------------------------------------------------------------------------------------------------

3. Person on whom Proposed Insured depends for support:
A. Name                                                         B. Relationship
------------------------------------------------------------------------------------------------------------------------------------

C. Estimated annual income              D. Estimated net worth                  E. Estimated amount of life insurance
   $                                       $                                       $
------------------------------------------------------------------------------------------------------------------------------------

4. Information on Applicant:
A. Name                                                         B. Relationship
------------------------------------------------------------------------------------------------------------------------------------

C. Purpose of insurance                                         D. Amount of life insurance in force
   $                                                               $
------------------------------------------------------------------------------------------------------------------------------------

                                                              REMARKS
------------------------------------------------------------------------------------------------------------------------------------





------------------------------------------------------------------------------------------------------------------------------------


AP9500X-NY                                                   Page 11                                              85-22140-00 5/2000

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
------------------------------------------------------------------------------------------------------------------------------------

SECTION I                                    COMPLETE FOR ALL APPLICATIONS - AGENT INFORMATION
------------------------------------------------------------------------------------------------------------------------------------

1. How well do you know Proposed Insured?                        2. How well do you know Additional Insured?
   (or Applicant If Proposed Insured is under age 16)
------------------------------------------------------------------------------------------------------------------------------------

3. Have you personally asked all applicable questions in this application?         Proposed Insured        Additional Insured
   (If no, explain in remarks)                                                      [_] Yes [_] No           [_] Yes [_] No
------------------------------------------------------------------------------------------------------------------------------------

4. Are you aware of any information not given in the application which might affect the insurability of:
   Proposed Insured   [_] Yes [_] No       Additional Insured [_] Yes [_] No      (If yes, explain in remarks)
------------------------------------------------------------------------------------------------------------------------------------

5. Did the Proposed Insured or Applicant make the initial inquiry which led to the sale of this insurance?
      [_] Yes [_] No   (If yes, explain in remarks)
------------------------------------------------------------------------------------------------------------------------------------

6. Has the Proposed Insured changed name within the last 5 years? [_] Yes [_] No
7. Has the Additional Insured changed name within the last 5 years? [_] Yes [_] No (If yes, give former name in remarks)
------------------------------------------------------------------------------------------------------------------------------------

8. To the best of your knowledge, does any policy applied for either replace, involve a change in, or involve use of value from any
existing life insurance policy or annuity?                                            Proposed Insured          Additional Insured
                                                                                       [_] Yes [_] No             [_] Yes [_] No
(IF "YES", GIVE COMPANY AND POLICY NUMBER IN "REMARKS" ON PAGE 5. IF PL POLICY,
THEN GIVE POLICY NUMBER AND HOW VALUES ARE TO BE APPLIED IN "REMARKS".)
------------------------------------------------------------------------------------------------------------------------------------

9. If this policy is a tax qualified plan indicate type:    [_] Pension / Profit sharing    [_] HR-10    [_] Other
------------------------------------------------------------------------------------------------------------------------------------

10. Is application submitted on a:                          Proposed Insured               Additional Insured
                                                              Yes      No                     Yes       No
    (A) Medical Basis?                                        [_]      [_]                    [_]       [_]
    (B) Non-Medical Basis? (Submit Part 2)                    [_]      [_]                    [_]       [_]
    (C) Guaranteed Issue Basis?                               [_]      [_]                    [_]       [_]
    (D) Guaranteed to Issue Basis?                            [_]      [_]                    [_]       [_]
------------------------------------------------------------------------------------------------------------------------------------

11. Check appropriate items which have been ordered:
                           Proposed Insured    Additional Insured                      Proposed Insured        Additional Insured
                              Yes      No         Yes        No                           Yes      No             Yes        No
    Medical Exam              [_]     [_]         [_]        [_]      H.O. Specimen       [_]     [_]             [_]        [_]
    Paramedical Exam          [_]     [_]         [_]        [_]      APS __________      [_]     [_]             [_]        [_]
    EKG                       [_]     [_]         [_]        [_]      ______________      [_]     [_]             [_]        [_]
    Blood Profile             [_]     [_]         [_]        [_]      ______________      [_]     [_]             [_]        [_]
------------------------------------------------------------------------------------------------------------------------------------

                                                              REMARKS
------------------------------------------------------------------------------------------------------------------------------------







------------------------------------------------------------------------------------------------------------------------------------

I certify that to the best of my knowledge and belief:                                                                    Yes  No
A. I have presented to the Company all pertinent facts and have correctly and completely recorded all required answers... [_]  [_]
B. I have given the Proposed Insured (or Parent for Juvenile insurance) a copy of the Fair Credit Reporting Act and MIB
   Disclosure Notice, and any other disclosure notice or statement required by state or federal law...................... [_]  [_]
C. I have fully explained the terms and conditions of the Temporary Insurance Agreement(s) to the Proposed Insured
   (or Applicant) and have given it to him/her (them).................................................................... [_]  [_]
D. I have complied with state and federal laws on disclosure, cost comparison and replacement ........................... [_]  [_]
E. I have reviewed the purchase of this insurance policy as to suitability............................................... [_]  [_]

Signature(s) Of Soliciting Agent(s). Pay Commission as Indicated Below.
X                                                                     X
-------------------------------------------------------------         -------------------------------------------------------------
First Name Listed Below Will Be The Servicing Agent
------------------------------------------------------------------------------------------------------------------------------------

                                        PHONE                  FAX                 AGENCY                AGENT
AGENT NAME                              NUMBER                NUMBER               NUMBER                CODE                COMM %
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

Broker/Dealer Name (IF APPLICABLE).



AP9500X-NY                                                   Page 12                                              85-22140-00 5/2000

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

   Use this receipt only if a premium has been paid for a conversion policy

                        PACIFIC LIFE & ANNUITY COMPANY
                                 P.O. Box 6520
                         Newport Beach, CA 92658-6520

Received from ____________________________________ the sum of $__________ as
payment on account of premium for policy on the life of the person named in an application to Pacific Life & Annuity Company bearing the same number as this receipt.

All checks must be made payable to Pacific Life & Annuity Company. Do not make checks payable to the Agent or leave payee blank.

Date ________________________     ________________________________________ Agent
         MO. DAY YR.

AP9500X-NY                         Page 13                    85-22140-00 5/2000
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
                                                                                                                          RISK CORRS
ALCOHOL QUESTIONNAIRE
                                                                                                                 [LOGO] PACIFIC LIFE
PACIFIC LIFE & ANNUITY COMPANY                                                                                     & ANNUITY COMPANY
Risk Selection
700 Newport Center Drive
Newport Beach, CA 92660

Name _______________________________________________________________________________    Date of Birth ______________________________

  1.  Do you presently use alcoholic beverages?  [_] Yes   [_] No
                                                                             -------------------------------------------------------
                                                                                      BEER            WINE            LIQUOR
                                                                             -------------------------------------------------------
      Quantity:  [_]  Daily
                                                                             -------------------------------------------------------
                 [_]  Weekly
                                                                             -------------------------------------------------------
                 [_]  Monthly
                                                                             -------------------------------------------------------

  2.  Did you ever drink substantially more than at present? [_] Yes  [_] No

      Dates:   From: ___________________________   To: _____________________________
                                                                             -------------------------------------------------------
                                                                                      BEER            WINE            LIQUOR
                                                                             -------------------------------------------------------
      Quantity:  [_]  Daily
                                                                             -------------------------------------------------------
                 [_]  Weekly
                                                                             -------------------------------------------------------
                 [_]  Monthly
                                                                             -------------------------------------------------------


  3.  Why did you change your drinking habits? _____________________________________________________________________________________

      ______________________________________________________________________________________________________________________________

  4.  Name and address of doctor or organization consulted for treatment:

      ______________________________________________________________________________________________________________________________

      ______________________________________________________________________________________________________________________________

      Date you consulted doctor or organization: ___________________________________________________________________________________

  5.  Have you ever been convicted of driving while under the influence of alcohol?

      If yes, give details: ________________________________________________________________________________________________________

      ______________________________________________________________________________________________________________________________

  6.  Please add any additional information which you feel is important.

      ______________________________________________________________________________________________________________________________

      ______________________________________________________________________________________________________________________________

I represent that the above answers and statements are correctly recorded, true and complete to the best of my knowledge and belief.
I agree that such statements and answers may be attached to and made part of the policy.

Signature of Proposed Insured ______________________________________________________________  Date _________________________________

Signature of Applicant _____________________________________________________________________  Date _________________________________


85-21789                                                                                                          85-21789-00 5/2000

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
                                                                                                                            RISK FIN
FINANCIAL QUESTIONNAIRE
                                                                                                               [LOGO]   PACIFIC LIFE
PACIFIC LIFE & ANNUITY COMPANY                                                                                     & ANNUITY COMPANY
700 Newport Center Drive
Newport Beach, CA 92660

Please complete questions 1 thru 6 for personal insurance or questions 1 thru 11 if the insurance is for business purposes, then date and sign the questionnaire.

1. Proposed Insured: _______________________________________________________________________________________________________________
                                      First Name                          MI                             Last Name

2. Income (Before Income Tax)                                                             CURRENT FISCAL                 PREVIOUS
                                                                                           YEAR TO DATE                FISCAL YEAR
                                                                                        ______ THRU ______

   A. Salary or Wages .................................................................   $ _____________            $ _____________
   B. Bonuses and/or Commissions.......................................................     _____________              _____________
   C. Net Business or Professional Income (i.e. Gross Income
      less Expenses, but before Income Tax) ...........................................     _____________              _____________
   D. Other Earned Income (Give details in "Remarks" below) ...........................     _____________              _____________
   E. Unearned Income (interest and dividends, net real estate
      income, etc. Give details in "Remarks" below) ...................................     _____________              _____________
                                                                                 TOTAL:   $                          $
                                                                                            =============              =============
3. What is your approximate Net Worth, i.e., assets minus liabilities?                                      Assets   $ _____________
   (If necessary, give details in "Remarks" below)                                                     Liabilities   $ _____________
                                                                                                         Net Worth   $ _____________

4. Estimated Tax Liabilities at Death (Include potential Estate Taxes, Inheritance
   Taxes and Capital Gains Taxes, both Federal & State)                                                              $ _____________

5. If not covered on the application:
   Amount of Insurance applied for with this company ............................................................... $ _____________
   Amount of Insurance applied for with other companies ............................................................ $ _____________
   Amount of Life Insurance already in force ....................................................................... $ _____________
   Amount you intend to have in force............................................................................... $ _____________

6. How was the need for this new amount of coverage determined?

   ________________________________________________________________________________________________________________________________

   ________________________________________________________________________________________________________________________________

   ________________________________________________________________________________________________________________________________

   ________________________________________________________________________________________________________________________________

   ________________________________________________________________________________________________________________________________

   ________________________________________________________________________________________________________________________________

   Remarks (Questions 2 to 6): _____________________________________________________________________________________________________

   ________________________________________________________________________________________________________________________________

   ________________________________________________________________________________________________________________________________

   ________________________________________________________________________________________________________________________________

   ________________________________________________________________________________________________________________________________

   ________________________________________________________________________________________________________________________________

   ________________________________________________________________________________________________________________________________

   ________________________________________________________________________________________________________________________________

   ________________________________________________________________________________________________________________________________

   ________________________________________________________________________________________________________________________________



85-21790                                                    Page 1 of 2                                           85-21790-00 5/2000

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
                                                                                                                            RISK FIN
                                                      FINANCIAL QUESTIONNAIRE

7.  Purpose of Business Insurance
    [_] Key Executive                                [_] Deferred Compensation                               [_]  Buy-Sell Agreement

    Is there a written Buy/Sell Agreement in effect?                                                           [_] Yes      [_] No
      (If yes, attach copy.)

    Is there a Buy/Sell Agreement contemplated?                                                                [_] Yes      [_] No

      [_] Creditor: Name of Creditor _______________________________________________________________________________________________

    Is Insurance requested by Creditor?                                                                        [_] Yes      [_] No

    Coverage amount required by Creditor:                                                                      $ ___________________

    Amount of loan     $ ___________________________________________     Duration of Loan __________________________________________

    Purpose of loan ________________________________________________________________________________________________________________

    ________________________________________________________________________________________________________________________________

    ________________________________________________________________________________________________________________________________

    Other Purposes - Explain: ______________________________________________________________________________________________________

    ________________________________________________________________________________________________________________________________

    ________________________________________________________________________________________________________________________________

8.  Are other Corporate Officers or Partners being insured?
                                                                                                               [_] Yes      [_] No

    If Yes, give details. If No, explain: __________________________________________________________________________________________

    ________________________________________________________________________________________________________________________________

9.  What Percentage of the business do you own?      __________%

10. Estimated Net Worth                                                                                        $ ___________________

11. Financial Details of Business:
                                                                                               CURRENT FISCAL           PREVIOUS
                                                                                                YEAR TO DATE          FISCAL YEAR
                                                                                             ______ THRU ______
    A. Total Assets ........................................................................ $ ________________   $ ________________
    B. Total Liabilities ...................................................................   ________________     ________________
    C. Gross Sales .........................................................................   ________________     ________________
    D. Net Income (before tax) .............................................................   ________________     ________________

                                    PLEASE SUBMIT A COPY OF THE MOST RECENT FINANCIAL STATEMENT

Remarks (Questions 7 to 11): _______________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________

I understand that Pacific Life & Annuity Company will rely on the above statements in determining the need and justification for the insurance applied for, and I represent that all answers are true and accurate statements to the best of my knowledge and belief as of the date of the application for life insurance. A photographic copy of this statement may be attached to and made part of any insurance contract issued.

Signature of Proposed Insured _________________________________________________________________________  Date ______________________

Signature of Applicant ________________________________________________________________________________  Date ______________________


85-21790                                                     Page 2 of 2                                          85-21790-00 5/2000

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
                                                                                                                          RISK CORRS
DRUG QUESTIONNAIRE
                                                                                                               [LOGO]   PACIFIC LIFE
PACIFIC LIFE & ANNUITY COMPANY                                                                                     & ANNUITY COMPANY
700 Newport Center Drive
Newport Beach, CA 92660

To be completed by the applicant

NAME ________________________________________________________________________________ DATE OF BIRTH ________________________________

------------------------------------------------------------------------------------------------------------------------------------
In the past 10 years, have you used:                                                                    YES         NO
------------------------------------------------------------------------------------------------------------------------------------
     (1) Opiates (codeine, heroin, methadone, etc.)?                                                    [_]         [_]
     (2) Barbiturates (amytal, phenobarbital, tuinal, etc.)?                                            [_]         [_]
     (3) Non-Barbiturates (placidyl, doriden, parest, etc.)?                                            [_]         [_]
     (4) Amphetamines (benzedrine, dexedrine, preludin, etc.)?                                          [_]         [_]
     (5) Anticholinergics (belladonna), Bromides or Cocaine?                                            [_]         [_]
     (6) Hallucinogens (LSD-25, peyote, psilocin, etc.)?                                                [_]         [_]
     (7) Cannabis (marijuana, hashish, THC-Delta 9)?                                                    [_]         [_]
     (8) Others?                                                                                        [_]         [_]
If yes, give details.
------------------------------------------------------------------------------------------------------------------------------------
                                    How Often                 Dosage or                              Dates Used
             Type                      Used                  Amount Used                  From                       To
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                             -
    ______________________  _______________________  ____________________________  _________________________  ____________________
                                                                                                             -
    ______________________  _______________________  ____________________________  _________________________  ____________________
                                                                                                             -
    ______________________  _______________________  ____________________________  _________________________  ____________________
                                                                                                             -
    ______________________  _______________________  ____________________________  _________________________  ____________________
                                                                                                             -
    ______________________  _______________________  ____________________________  _________________________  ____________________
                                                                                                             -
    ______________________  _______________________  ____________________________  _________________________  ____________________
                                                                                                             -
    ______________________  _______________________  ____________________________  _________________________  ____________________
                                                                                                             -
    ______________________  _______________________  ____________________________  _________________________  ____________________
                                                                                                             -
    ______________________  _______________________  ____________________________  _________________________  ____________________

____________________________________________________________________________________________________________________________________
Additional Remarks. (Include details of any medical treatment, names of physicians, side effects, etc.)


____________________________________________________________________________________________________________________________________
I represent that the above answers and statements are correctly recorded, true and complete to the best of my knowledge and belief.
I agree that such statements and answers may be attached to and made part of the policy.

_______________________________                                    _________________________________________________________________
             Date                                                                         Applicant's Signature



85-21791                                                                                                          85-21791-00 5/2000

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
                                                                                                                          RISK TRAVL

PACIFIC LIFE & ANNUITY COMPANY                                                                                 [LOGO]   PACIFIC LIFE
700 Newport Center Drive                                                                                           & ANNUITY COMPANY
Newport Beach, CA 92660

                                         INTERNATIONAL TRAVEL AND RESIDENCY QUESTIONNAIRE

Name ________________________________________________________________________     Date of Birth_____________________________________

1.  What is your city and country of primary residence? ____________________________________________________________________________

    How many months a year do you reside in this country? __________________________________________________________________________

2.  Name the other cities and countries in which you reside. _______________________________________________________________________

    ________________________________________________________________________________________________________________________________

3.  Will you be traveling outside your city or country of primary residence?

                            YES [_]          NO [_]

    If YES, please provide the country/countries including specific locations, purpose of trip, and length of stay in each location. _____________________________________________________________________________________________________________________

    _______________________________________________________________________________________________________________________________

    _______________________________________________________________________________________________________________________________

I represent that the above answers and statements are correctly recorded, true and complete to the best of my knowledge and belief.
I agree that such statements and answers may be attached to and made part of the policy.

Signature of Proposed Insured _______________________________________________________________      Date ___________________________
                                                (if other than applicant)

Signature of Soliciting Agent _______________________________________________________________      Date ___________________________

Field Office No._____________________



85-21393                                                                                                          85-21393-00 5/2000

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